UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2011

Puda Coal, Inc.
(Exact name of registrant as specified in its charter)

333-85306
(Commission File Number)

Delaware	65-1129912
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

 426 Xuefu Street, Taiyuan, Shanxi Province,
The People’s Republic of China
(Address of principal executive offices, with zip code)

011 86 351 228 1302
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On July 13, 2011, Puda Coal, Inc. (the “Company”) provided Moore Stephens, its independent registered public accounting firm that resigned on July 7, 2011, with a copy of the Company’s current report on Form 8-K (“Original Filing”) that was filed with the Securities and Exchange Commission (the “Commission”) in connection with Moore Stephens’ resignation and non-reliance letter dated July 7, 2011.  The Company requested Moore Stephens to furnish to the Company as promptly as possible a letter addressed to the Commission stating whether Moore Stephens agrees with the statements made by the Company in the Original Filing, and, if not, stating the respects in which it does not agree.  The Company received such letter from Moore Stephens on July 14, 2011.  The Company hereby amends the Original Report by filing this Amendment No. 1 on Form 8-K/A with such letter as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

The exhibits listed in the following Exhibit Index are filed or furnished as part of this report.

Exhibit No.	Description

99.1	Letter from Moore Stephens dated July 13, 2011 received by Puda Coal, Inc. on July 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUDA COAL, INC.

Date: July 18, 2011	By:	/s/ Qiong Wu
Qiong Wu
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter from Moore Stephens dated July 13, 2011 received by Puda Coal, Inc. on July 14, 2011